Exhibit 10.9

FOURTH CONSOLIDATED AMENDATORY AGREEMENT

This Fourth Consolidated Amendatory Agreement (“Amendment”) is made and entered into as of December 4th, 2009, effective as of November 30, 2009, by and between WELLS MID-HORIZON VALUE - ADDED FUND I, LLC, a Georgia limited liability company, whose address is 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), whose place of business is Bank of America Plaza, Suite 600, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, Attn: Commercial Real Estate Banking (“Administrative Agent”);

W I T N E S S E T H :

WHEREAS, Administrative Agent, certain other financial institutions from time to time party thereto (“Lenders”), and Borrower, have entered into that certain Credit Agreement dated as of June 30, 2006, as amended by that certain First Consolidated Amendatory Agreement dated as of November 21, 2008, by and between Administrative Agent and Borrower, as further amended by that certain Second Consolidated Amendatory Agreement dated as of June 30, 2009, by and between Administrative Agent and Borrower, and as further amended by that certain Third Consolidated Amendatory Agreement dated as of September 30, 2009, by and between Administrative Agent and Borrower (as amended and as it may hereafter be further amended, modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Credit Agreement”), which Credit Agreement sets forth the terms and conditions of a loan from Administrative Agent and Lenders to Borrower an the original principal amount up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Loan”);

WHEREAS, the Loan is evidenced by that certain Note dated as of June 30, 2009 and, potentially, certain additional Notes upon and of such other date that any additional financial institution becomes a Lender under the Credit Agreement, executed by Borrower and payable to the order of each Lender in the aggregate principal face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (such notes, as they may hereafter be renewed, extended, supplemented, increased or modified in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, are hereinafter collectively called the “Note”);

WHEREAS, to secure, inter alia, the Loan, Borrower or one or more of its Subsidiaries (as defined in the Credit Agreement) has made, executed, and delivered to Administrative Agent for the benefit of Lenders one or more mortgages, deeds of trust, leasehold mortgages or similar security instruments granting Administrative Agent a lien on certain real property owned, directly or indirectly, by Borrower or such Subsidiary (each such security instrument, as so amended, and as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other security instruments given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, is herein called the “Mortgage”);

WHEREAS, the Loan, as extended, matures on November 30, 2009, and Borrower has requested that Administrative Agent and Lenders extend the maturity date and make certain other amendments to the Credit Agreement; and

WHEREAS, Administrative Agent and Lenders have agreed to amend the Credit Agreement and the other Loan Documents as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and the sum of Ten and No/100 Dollars ($10.00), paid in hand by each party to the other, the receipt, adequacy and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

1.        Amendment of Credit Agreement.    The Credit Agreement is hereby amended as follows:

(a)        The definition of “Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

  Termination Date means the earlier to occur of (a) May 30, 2010 unless extended in accordance with Section 2.6, or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

(b)        Section 2.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

  2.6        Extension of Scheduled Termination Date.    Administrative Agent shall grant a request by Borrower to extend the scheduled Termination Date to November 30, 2010 (the “Extended Termination Date”), upon and subject to the following terms and conditions:

(a)        Basic Conditions.    The effectiveness of the extension of the Termination Date under this Section 2.6 is conditioned upon the satisfaction in all respects, as determined by Administrative Agent in its sole discretion, or waiver by Administrative Agent (which waivers may be granted in Administrative Agent’s sole discretion), on or before the original Termination Date or such earlier date specified below, of the following conditions precedent:

    i.            Borrower shall have requested the extension, if at all, by written notice to Administrative Agent not less than thirty (30) days prior to the Termination Date;

    ii.           At the time of the request, and at the time of the extension there shall not exist any default or event of default, nor any condition or state of facts which after notice and/or lapse of time would constitute a default or event of default, under the Loan Documents;

    iii.          Borrower shall have deposited with Administrative Agent One Million Two Hundred Sixty-Four Thousand and No/100 ($1,264,000.00) for the payment of the Tenant Finish Work which Borrower is required to fund (the “TI Deposit”) pursuant to that certain Office Lease dated October 26, 2009 (the “Brocade Lease”), between Borrower and Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), less the amount of any payments Brocade confirms to Administrative Agent’s reasonable satisfaction have been then made by Borrower for such Tenant Finish Work in accordance with the Lease, which funds shall be generated from sources other than Cash Collateral (as defined below) from the Mortgage Collateral and will be deposited in a non-interest bearing bank controlled account in Borrower’s name and shall be disbursed in accordance with Section 6(f) of that certain Fourth Consolidated Amendatory Agreement between Borrower and Administrative Agent (the “Fourth Amendment”);

    iv.          Borrower shall have paid to Administrative Agent a principal reduction payment in the amount of One Million One Hundred Eighteen Thousand and No/100 Dollars ($1,118,000.00), which funds shall be generated from sources other than Cash Collateral (as defined below) from the Mortgage Collateral;

    v.            Current financial statements regarding Borrower (dated not earlier than thirty (30) days prior to the request for extension) and all other financial statements and other information as may be required under the Loan Documents regarding Borrower and the Properties, shall have been submitted to Administrative Agent, and there shall not have occurred, in the opinion of Administrative Agent, any material adverse change in the business or financial condition of Borrower or in any Property or in any other state of material facts submitted to Administrative Agent in connection with the Loan Documents, from that which existed on the date of the Fourth Amendment;

    vi.           Whether or not the extension becomes effective, Borrower shall have paid all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the proposed extension, including appraisal fees, environmental audit and reasonable attorneys’ fees actually incurred by Administrative Agent; all such costs and expenses incurred up to the time of Administrative Agent’s written agreement to the extension shall be due and payable prior to Administrative Agent’s execution of that agreement (or if the proposed extension does not become effective, then within ten (10) days after written demand by Administrative Agent), and any future failure to pay such amounts shall constitute a default under the Loan Documents;

    vii.          All applicable regulatory requirements, including appraisal requirements, shall have been satisfied with respect to the Loan and the proposed extension; and

    viii.         Not later than the Termination Date, the extension shall have been consented to by all third parties reasonably deemed necessary by Administrative Agent (such as any permitted subordinate lienholders and permanent lenders, if any) and documented to Administrative Agent’s satisfaction by Borrower and Administrative Agent.

    ix.           Borrower shall have provided Administrative Agent with endorsement(s) to the mortgagee title insurance policies insuring Administrative Agent’s interests in the Properties, which endorsed policies shall (A) bring forward the effective dates thereof to the original Termination Date; (B) list as exceptions only those documents and matters of record affecting Borrower’s title to the Properties which are acceptable to Administrative Agent; (C) insure the Mortgages as first priority liens and security title against Borrower’s fee simple title to the Properties; (D) indicate that all applicable real estate taxes due and payable, and all penalties and interest thereon, have been paid in full and there are no mechanics’ liens against any of the Properties; (v) contain such other matters and endorsements as may be reasonably requested by Administrative Agent’s counsel; and (vi) omit the so-called “standard exceptions.”

    x.            Borrower shall have paid to Administrative Agent a non-refundable extension fee equal to 25 basis points of the remaining aggregate Commitments (after taking into account any principal reduction payment made pursuant to clause (iv) above).

Upon satisfaction of all of the foregoing conditions, for all purposes hereunder, the “Termination Date” shall thereafter mean the Extended Termination Date. If all of the foregoing conditions are not satisfied strictly in accordance with their terms (or waived by Administrative Agent in its sole discretion, as provided above), the extension shall not be or become effective.

(b)        If the Termination Date is extended in accordance with this Section 2.6, from and after the original Termination Date, in addition to monthly payments of interest required by the Loan Documents and in lieu of the repayments required under Section 6.4, below, principal payments equal to the amount that would be due and payable on the Loan if the remaining aggregate Commitments of all Lenders as of said Termination Date were amortized over a period of thirty (30) years at a fixed rate of interest equal to eight percent (8%) per annum as determined by Administrative Agent in its sole discretion shall be due and payable on the first day of each month commencing on June 1, 2010. The entire principal balance under the Loan then unpaid shall be due and payable on the Extended Termination Date.

(c)        Section 6.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

  6.4        Repayments.    In addition to monthly payments of interest required by the Loan Documents, principal payments in the amount of $16,033.16 shall be due and payable on the first day of each month commencing on December 1, 2009. The entire principal balance under the Loan then unpaid shall be due and payable on the Termination Date or, if applicable, the Extended Termination Date.

(d)        Section 9.16 of the Credit Agreement is hereby amended by supplementing Schedule 9.16 with the Schedule 9.16a attached hereto, which includes current insurance information for the Mortgage Collateral. Borrower hereby reaffirms its obligations under Section 10.3(b) of the Credit Agreement regarding maintenance of insurance, and said Section 10.3(b) is amended hereby to include the following at the end of said Section 10.3(b): Borrower covenants to provide Administrative Agent evidence of payment of all property and casualty insurance for the Mortgage Collateral prior to any cancellation of said coverage.

(e)        Notwithstanding anything to the contrary set forth in the Credit Agreement or the other Loan Documents, Borrower and Administrative Agent hereby acknowledge and agree that the outstanding principal balance under the Loan is $23,500,000.00, and Borrower is not entitled to receive any additional advances under the Loan.

2.        Amendment of Loan Documents.    The Loan Documents are further amended hereby such that all references therein to the “Note”, the “Credit Agreement”, the “Mortgage”, and the “Loan Documents” shall be deemed to include all amendments and modifications thereto (including, without limitation, this Amendment), as may now exist or as may be hereafter executed by Borrower and Administrative Agent.

3.        Loan to Value.    Borrower hereby acknowledges and agrees that the outstanding principal balance under the Loan shall not exceed at any time a loan-to-value ratio of seventy percent (70%) of the aggregate MAI “as is” appraised value of the Mortgage Collateral (as defined in the Credit Agreement) based on an appraisal provided to Administrative Agent in accordance with Section 2.8 of the Credit Agreement, as reviewed, adjusted and accepted by Administrative Agent (the “Loan-To-Value Requirement”). If at any time the loan-to-value ratio, as calculated by Administrative Agent in accordance with this Section 3, exceeds seventy percent (70%), Borrower shall pay to Administrative Agent on demand a principal payment sufficient to reduce said loan-to-value to not more than seventy percent (70%).

4.        Releases.    Administrative Agent shall release the lien of a Mortgage which secures the Loan in accordance with the terms set forth on Schedule 1 attached hereto and incorporated herein by reference.

5.        Agreements with respect to Real Property Assets.

(a)        From and after the date that Borrower satisfies the conditions of Sections 2.6(a) (iii) and (iv) of the Credit Agreement, then, in connection with any bona fide third party loan to one or more of the owners of a Real Property Asset other than those Real Property Assets pledged as Mortgage Collateral (each a “Third Party Loan”) and for so long as said Third Party Loan remains outstanding, Administrative Agent agrees that, in exercising any remedies of Administrative Agent under the Loan Documents, Administrative Agent will not seek recovery against (i) Borrower’s membership interests in the owner of the Real Property Asset pledged as security for a Third Party Loan, (ii) any asset used solely in connection with the maintenance, use, occupancy or enjoyment of such Real Property Asset, (iii) any rents, royalties, issues, profits, revenues, earnings, income and other benefits derived solely from such Real Property Asset, or (iv) any benefits allocated or distributed to Borrower derived solely from said Real Property Asset provided the Third Party Loan includes an express confirmation from the lender thereunder that said lender will not seek recovery against (I) Borrower’s membership interests in any Owner (as defined in Section 6 below), (II) any asset used solely in connection with the maintenance, use, occupancy or enjoyment of a Real Property Asset pledged as Mortgage Collateral, (III) any rents, royalties, issues, profits, revenues, earnings, income and other benefits derived solely from a Real Property Asset pledged as Mortgage Collateral, or (IV) any benefits allocated or distributed to Borrower derived solely from any Real Property Asset pledged as Mortgage Collateral; provided further, however, in the event a lender under a Third Party Loan exercises remedies or commences the exercise thereof against any asset related to the Mortgage Collateral described in (I) – (IV) above, Administrative Agent’s covenant hereunder with respect to that lender shall be void and of no further force and effect.

(b)        In consideration for Administrative Agent’s agreements hereunder, (i) Borrower covenants and agrees that, in addition to all other terms and conditions under the Loan Documents with respect to Debt, other than liability for customary guarantor non-recourse carveouts (including, without limitation, environmental liabilities), Borrower will not incur any obligations as primary obligor under any financing secured by a Real Property Asset other than the Mortgage Collateral and will not in connection with any such financing incur any obligations, contingent or otherwise, that are not limited to Borrower’s interest in said Real Property Asset or Borrower’s interest in the owners of said Real Property Asset, and (ii) Borrower hereby pledges and assigns to Administrative Agent and the Lenders, and grants to Administrative Agent and Lenders, a security interest in, all of Borrower’s right, title, and interest in and to the following: (v) the membership interests in each Owner of any portion of the Mortgage Collateral (the “Pledged Membership Interests”), Borrower hereby representing and warranting that Borrower is the direct legal and beneficial owner of all of the membership interests therein; (v) all of Borrower’s rights to dividends or other distributions (in cash or otherwise) or other payments from an Owner arising from or relating to the Pledged Membership Interests, and all options, rights and other property or proceeds (including claims against third parties), products, rents, revenues, issues, profits, income, benefits, additions or accessions to any of the foregoing from time to time received, receivable, or otherwise distributable in respect of or in exchange for any or all of the Pledged Membership Interests; (w) to the extent not covered by subparagraph (v), all rights to receive all income, gain, profit, loss, or any other items whatsoever, allocated or distributed to Borrower under any Owner’s documents pursuant to which such entity has been organized, as amended from time to time; (x) all of Borrower’s ownership interest in any capital accounts of an Owner; (y) all of Borrower’s voting rights and/or rights to control or direct the affairs of an Owner; and (z) any additional membership interest in an Owner or entity which is the successor of an Owner, or any membership interest exchangeable for or convertible into shares of capital stock by purchase or otherwise and the certificates or other instruments representing such additional interests, and all warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options, or other rights. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing under the Loan Documents, Borrower shall be permitted to receive any and all dividends paid in respect of the Pledged Membership Interests to the extent permitted under Section 8 of this Amendment, and to exercise all voting, consensual and corporate or company rights in respect of the Pledged Membership Interests.

(c)        Administrative Agent shall have all of the rights of a secured party under the Uniform Commercial Code of the State of Illinois, as in effect from time to time, or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law. Borrower hereby irrevocably authorizes Administrative Agent at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, reasonably required by Administrative Agent to establish or maintain the validity, perfection and priority of the security interests granted in this Section 5.

6.        Cash Flows.

(a)        Operating Account.    Any Cash Collateral (as defined below) received by Borrower or any owner of any portion of the Mortgage Collateral (each an “Owner” and collectively the “Owners”) prior to a Termination Event (as defined below) will be deposited into and held in one or more non-interest bearing bank accounts at a branch of the Administrative Agent or an affiliate of the Administrative Agent (provided that the Administrative Agent receives an account control agreement in form and substance acceptable to the Administrative Agent) (all such accounts referred to collectively as the “Operating Account”). Borrower shall establish one Operating Account for each Real Property Asset pledged as Mortgage Collateral, and any Cash Collateral received from a Real Property Asset will be deposited by Borrower or the relevant Owner in the Operating Account that relates to such Real Property Asset. The Administrative Agent will have the exclusive right to manage and control all funds in any Operating Account, however, Administrative Agent hereby grants a revocable license to the Borrower and the Owners to withdraw from time to time funds on deposit in the Operating Account solely to pay costs and expenses of the relevant Real Property Asset pledged as Mortgage Collateral to the extent permitted by this Amendment. The Cash Collateral generated by a Real Property Asset shall not be used to pay costs and expenses of any other Real Property Asset unless approved by Administrative Agent in its sole discretion.

(b)        Operating Statements and Disbursements.    Provided no Termination Event has occurred, Borrower and the Owners are hereby authorized to apply the rents and all other payments and funds of any kind received by the Borrower or an Owner with respect to a Real Property Asset (the “Cash Collateral”) to operating costs and expenses of such Real Property Asset, including debt service on the Loan, to the extent consistent with actual results reflected on the September 30, 2009 financial statements (“2009 Financials”), the respective Owner’s pro forma budget for the operation of the applicable Real Property Asset as attached hereto as Exhibit “A” and incorporated herein by reference (collectively, the “Annual Budget”), and previous Monthly Expenses Statements. The Annual Budget has been provided by Borrower and is attached hereto only to confirm the amount of operating fees and expenses. No attachment hereto or approval by Administrative Agent shall result in a waiver of any default of Borrower, or be a representation of any kind by Administrative Agent with regard to the adequacy of the Annual Budget or validity or adequacy of any expenditures set forth therein. Without the prior written consent of Administrative Agent in its sole discretion (provided, if the expenditure is required to remedy an emergency situation, such as imminent harm to person or property, then Borrower or an Owner may request approval telephonically, and Administrative Agent will endeavor to respond as soon as possible), neither Borrower nor any Owner will use the Cash Collateral for any other purpose, including to pay expenses that are not consistent with the Annual Budget, unless Borrower demonstrates to Administrative Agent’s reasonable satisfaction that said expenses or increases in expenses are due to circumstances beyond the control of Borrower and the Owners. On or before the tenth (10th) day after the end of each calendar month, Borrower shall deliver or cause to be delivered a “Monthly Expense Statement” for that month for each Real Property Asset pledged as Mortgage Collateral in the form attached hereto as Exhibit “B” to Administrative Agent for review, together with a detailed accounting with back-up invoices and other materials reasonably requested by the Administrative Agent, of the income and cash operating costs and expenses of each Real Property Asset which is part of the Mortgage Collateral for the applicable calendar month. The Borrower also will provide or cause to be provided monthly, with the Monthly Expense Statement, a current rent roll, a prior year’s statement for comparison of the results for such month to the same month in the prior year and a statement showing year-to-date results for each Real Property Asset which is part of the Mortgage Collateral. Administrative Agent has the right to review and approve in its discretion the operating costs and expenses reflected on each Monthly Expense Statement and the other statements provided therewith to confirm consistency with the Annual Budget and the 2009 Financials.

(c)        Reserve for Taxes.    One or before the date of this Amendment, Borrower shall deposit the sums indicated on Exhibit “C” hereto with respect to the Mortgage Collateral into the Pennsylvania Tax Reserve Account and the Minnesota Tax Reserve Account, as such accounts are identified in that certain Security Agreement of even date with this Amendment among Borrower, Administrative Agent and the owners of the Mortgage Collateral (collectively the “Tax Reserve Account”). Additionally, as part of the monthly operating costs and expenses, Borrower and Owners will set aside and deposit into the Tax Reserve Account for each month the sums indicated on said Exhibit “C” hereto (all funds in the Tax Reserve Account shall be referred to collectively as the “Tax Reserve”). Any amounts paid to Borrower by tenants of any Real Property Asset as reimbursements for tax obligations will be deposited by Borrower in the Tax Reserve Account, and shall be credited against the next succeeding monthly set aside amounts until fully utilized. The Borrower will use the Tax Reserve solely to pay the real estate taxes, assessments and charges against the Mortgage Collateral due during the current year as said taxes come due. Borrower will submit to Administrative Agent any invoice received by Borrower or any Owner showing that real estate taxes are due and payable not less then fifteen (15) days prior to the due date thereof. Subject to the terms set forth herein, Administrative Agent will disburse to Borrower the amount shown as due and payable on said invoice to permit Borrower to pay the next maturing real estate taxes, assessments and charges. In no event will Administrative Agent be required to advance any monies over and above the funds for the applicable Mortgage Collateral in the Tax Reserve available on the date of disbursement (other than from funds available from the applicable Mortgage Collateral in the Operating Account after payment of debt service and all expenses then due and payable with respect to said Mortgage Collateral). The Borrower will use any disbursement of the Tax Reserve solely to pay the real estate taxes, assessments and charges against the Mortgage Collateral due during the current year. The Borrower will pay all real estate taxes, assessments and charges against the Mortgage Collateral regardless of the timing or amount of any disbursement by the Administrative Agent. Administrative Agent shall have no obligation to pay any such real estate taxes, assessments and charges or to ensure the timely payment thereof; provided however, notwithstanding anything herein to the contrary, the Administrative Agent will have the right, at its option, to make any such disbursement directly to the Borrower or an Owner, jointly to the Borrower and the applicable payees or directly to the applicable payees. If at any time Administrative Agent reasonably determines in its reasonable discretion that the Tax Reserve is or will be insufficient to pay the real estate taxes, assessments and charges against the Mortgage Collateral due during the current year as said taxes come due (as determined by Administrative Agent in its reasonable discretion), Borrower shall, within seven (7) days after written notice from Administrative Agent, deposit with Administrative Agent the amount of such deficiency (the “Reserve Short-Fall Deposit”) in the applicable Tax Reserve Account to be disbursed in accordance with this sub-section (c). Borrower’s failure to make a Reserve Short-Fall Deposit within seven (7) days after written notice from Administrative Agent shall be an Event of Default hereunder and under the Loan Documents. Following a Termination Event (as defined below), the Tax Reserve may at Administrative Agent’s option be applied to the payment of the Indebtedness in the order determined by Administrative Agent in its sole discretion.

(d)        Application of Net Cash Flows.    Borrower and Owners hereby authorize Administrative Agent to debit from the Operating Account and credit to one or more non-interest bearing deposit accounts held by Administrative Agent (all such accounts referred to collectively as the “Bank Controlled Collateral Account”) and indicated on Exhibit “B” hereto, any balance of Cash Collateral, net of the monthly operating costs and expenses paid in accordance with subsection (b) above (the “Net Cash Flow”). Administrative Agent shall on a monthly basis apply the Net Cash Flow in the Bank Controlled Collateral Account to principal under the Loan, or to any other amounts due under the Loan in whatever order of application Administrative Agent may, at its option, from time to time determine in its sole discretion; provided, however, after any default or event of default, or any condition or state of facts which after notice and/or lapse of time would constitute a default or event of default, under the Loan Documents, Administrative Agent may, in its sole discretion (i) apply the Net Cash Flow in the Bank Controlled Collateral Account to any amounts due under the Loan in whatever order of application Administrative Agent may, at its option, from time to time determine in its sole discretion, (ii) if requested by Borrower, apply the Net Cash Flow to any cost or expense relating to the Mortgage Collateral, as determined by Administrative Agent in its sole discretion, or (iii) hold the Net Cash Flow in the Bank Controlled Collateral Account. Borrower or the relevant Owner will transfer the Net Cash Flow from the immediately proceeding month to Administrative Agent no later than the tenth (10) day of each month. To the extent Net Cash Flow is not sufficient to pay in full all monthly operating expenses and any payments required under the Loan, Borrower and Owners shall remain responsible for such payments and shall make the required payments when and as due from sources other than Net Cash Flow.

(e)        Application of Cash Collateral Following an Event of Default.

    (i)        Events of Default.    Any one or more of the following shall be a default hereunder (“Default”):

   (A)         Borrower, any Owner or any co-maker, accommodation maker, surety or guarantor of the Loan or any endorser of any note or other document evidencing the Loan (a “Credit Party”) fails to pay any Net Cash Flow to Administrative Agent when required pursuant to this Amendment, and such failure is not cured within ten (10) days after the date when any such payment is due in accordance with the terms hereof.

   (B)        Any Credit Party breaches any term, provision, warranty or representation under this Amendment and fails to cure said breach within any applicable notice and cure period set forth in the Credit Agreement (with any cure periods to be taken contemporaneously rather than sequentially to avoid duplication).

   (C)        A default or event of default occurs under any other Loan Document and such default is not cured within any applicable notice and cure period set forth in the Loan Documents (with any cure periods to be taken contemporaneously rather than sequentially to avoid duplication).

    (ii)      Revocation of Limited License and Right to Fees.    The Administrative Agent, Borrower and Owners confirm and agree that, upon the occurrence of one or more Defaults hereunder, or upon the occurrence of one or more defaults under the Loan Documents that continues beyond any applicable grace or cure period therefor (“Termination Event”), Administrative Agent will have the immediate and continuing right to collect and receive all Rents and to apply them to the Indebtedness (as defined in the Mortgage), or to exercise all other rights and/or remedies granted to it under any Mortgage and the Loan Documents or at law or in equity, all of which rights and remedies the Administrative Agent hereby expressly reserves.

(f)        TI Deposit.    In connection with any extension of the Termination Date in accordance with Section 2.6 of the Credit Agreement, as amended by this Amendment, Borrower shall deposit the TI Deposit into a non-interest bearing deposit account held by Administrative Agent (the “TI Deposit Account”). The TI Deposit shall be used solely to reimburse Brocade for Tenant Finish Work made in accordance with the Brocade Lease. Borrower will submit to Administrative Agent any request for payment and supporting documentation received by Borrower from Brocade (a “TI Request”) not less then ten (10) days after receipt thereof. Borrower must provide Administrative Agent with sufficient evidence that Brocade has satisfied the conditions set forth in Section 11 of Exhibit B of the Brocade Lease and is entitled to receive a disbursement from the TI Deposit. Once Administrative Agent is satisfied that Brocade is entitled to such disbursement and subject to the terms set forth herein, Administrative Agent will disburse to Borrower the amount of funds indicated in the TI Request or such portion thereof as is approved by Administrative Agent in its sole discretion. In no event will Administrative Agent be required to advance any monies over and above the TI Deposit available on the date of disbursement. The Borrower will use any disbursement of the TI Deposit solely to satisfy the applicable TI Request. The Borrower shall satisfy all obligations under the Brocade Lease, including all obligations to reimburse Brocade for tenant work, regardless of the timing or amount of any disbursement by the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent will have the right, at its option, to make any such disbursement directly to the Borrower or an Owner, jointly to the Borrower and Brocade or directly to Brocade. Following a Termination Event, the TI Deposit may at Administrative Agent’s option be applied to the payment of the Indebtedness in the order determined by Administrative Agent in its sole discretion.

(g)        Accounts.    The Borrower and Owners will execute and deliver all documents required by the Administrative Agent to open and maintain the Bank Controlled Collateral Account, the Tax Reserve Account, the TI Deposit Account and the Operating Account (collectively the “Accounts”). Borrower acknowledges that the Accounts were established as non-interest bearing deposit accounts and, while Administrative Agent will endeavor to convert said Accounts to interest bearing deposit accounts, Administrative Agent shall incur no liability if the Accounts are not in fact converted. Any accrued interest will be added to and become part of the Cash Collateral. The Borrower agrees that it will include all interest and earnings on any such deposit as its income (and, if the Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and will be the owner of all funds on deposit in the Accounts for federal and applicable state and local tax purposes. The Administrative Agent will have the exclusive right to manage and control all funds in the Accounts, but the Administrative Agent will have no fiduciary duty with respect to such funds and will not be liable to Borrower for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its holding or disbursing of such funds other than those Damages which result directly from Administrative Agent’s gross negligence or willful misconduct. The Administrative Agent may deduct its customary account fees and charges from the balance, if any, in the Accounts. Pursuant to that certain Security Agreement (Deposit Account) dated on or about the date hereof, by and between Borrower, Owners and Administrative Agent (the “Security Agreement”), Borrower and Owners have granted to the Administrative Agent a security interest in the Accounts, the Cash Collateral and any other funds from time to time on deposit in the Accounts, and any proceeds thereof, as collateral security for the Indebtedness. The Accounts may be established and titled in such name or names that include reference to Borrower and/or an Owner, as the Administrative Agent, in its reasonable discretion, shall deem appropriate. The Borrower and Owners hereby constitute and appoint the Administrative Agent and any officer or agent of the Administrative Agent its true and lawful attorneys-in-fact with full power of substitution to open the Accounts and to do any and every act that the Borrower might do on its own behalf to fulfill the terms of this Amendment. To the extent permitted by applicable law, the Borrower and Owners hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof to open the Accounts and to do any and every act that the Borrower might do on its own behalf to fulfill the terms of this Amendment. It is understood and agreed that this power of attorney, which will be deemed to be a power coupled with an interest, cannot be revoked. The provisions of this Section 6 are solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or interest hereunder.

7.        Representations and Warranties.    To induce Administrative Agent and the Lenders to execute, deliver, and perform this Amendment, Borrower warrants and represents to Administrative Agent and the Lenders (which representations and warranties shall survive the termination of this Amendment) that:

7.1

This Amendment is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and after giving effect to the indebtedness and obligations, direct and contingent, represented by this Amendment and the Loan Documents and the consummation of the transactions contemplated hereby, Borrower and each Owner are solvent, having assets of a fair saleable value which exceed the amount required to pay such parties debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and Borrower and each Owner are able to, and anticipate that it or he will be able to, meet its or his debts as they mature and have adequate capital to conduct the business in which it or he is or proposes to be engaged.

7.2

Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Borrower is duly authorized to execute, deliver and perform this Amendment and all other documents executed in connection herewith, and all company action on its part required for the execution, delivery and performance thereof has been duly taken.

7.3	No Proceeding (as defined below) or an attempt to take advantage of any other debtor relief law, has been instituted or threatened by or against Borrower or any Owner.

7.4

The execution of this Amendment by Borrower and the performance by Borrower of its obligations hereunder will not violate or result in a breach or constitute a default under any agreements to which any of them are a party, under any organizational or governing documents, or under any law, regulation or order or decree of any court or other governmental instrumentality.

7.5

All information provided by Borrower to Administrative Agent prior to the date of this Amendment, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all respects. Borrower recognizes and acknowledges that Administrative Agent and the Lenders are entering into this Amendment based in part on the financial information provided to Administrative Agent by them and that the truth and correctness of that financial information is a material inducement to Administrative Agent and the Lenders in entering into this Amendment. During the term of this Amendment, Borrower agrees to advise Administrative Agent promptly in writing of any and all new information, facts, or occurrences which would in any way materially supplement, contradict, or affect any financial statements, balance sheets, cash flow statements, or similar items furnished to Administrative Agent.

7.6	No default or event which, with the giving of notice or passage of time or both, would constitute a default has occurred or currently exists under any of the Loan Documents.

7.7

Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extend stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

7.8	Lender has a valid and perfected security interest in and to the Mortgage Collateral.

7.9	The Note is not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever by Borrower or any party other than the Lenders.

8.        Distributions.    Until the expiration or termination of the Commitments and thereafter until all obligations under the Loan Documents are paid in full, Borrower shall not, and shall not permit any Owner, (i) to declare or pay any dividends or other distributions (in cash or otherwise) to holders of its Capital Securities or other equity interests therein, now or hereafter outstanding, other than distributions by any Owner to Borrower for payment to Administrative Agent to satisfy obligations under the Loan Documents or (ii) to purchase, redeem, retire or otherwise acquire for value any of its own Capital Securities or other equity interests, now or hereafter outstanding.

9.        General Release; Waiver of Claims.    In consideration of, inter alia, Administrative Agent and the Lenders’ agreement to enter into this Amendment, Borrower and Owners agree not to sue upon or prosecute, and hereby release and discharge Administrative Agent and each Lender from, any and all claims and causes of action, in tort or contract or of any other kind or character, whether known or unknown and whether now existing or hereafter arising, that have at any time been owned, or that are hereafter owned, that arise out of any one or more circumstances or events that occurred prior to the date hereof, including without limitation, any usury claims, or any remedy available under the Loan Documents or otherwise. Moreover, Borrower and Owners waive any and all claims now or hereafter arising from or related to any delay by Administrative Agent or any Lender in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing any collateral securing the Loan. Borrower and Owners expressly acknowledge and agree that the release of Administrative Agent and the Lenders, as set forth in this Section 9, is not and shall not be construed as an admission of wrongdoing, liability or culpability on the part of Administrative Agent or any Lender, or as an admission by Administrative Agent or any Lender of the existence of any claims of any of Borrower or Owners against Administrative Agent or any Lender. Borrower and Owners further acknowledge that, to the extent that any such claims may exist, they are speculative and not liquidated. In any event, Borrower and Owners acknowledge and agree that the value to Borrower and Owners of Administrative Agent and Lenders’ covenants and agreements as set forth in this Amendment are in excess of, and constitutes more than, “reasonably equivalent value” for any and all claims and liabilities released by Borrower and Owners hereunder. For purposes of this Section 9 “Administrative Agent” and “Lender” shall include Administrative Agent or each Lender as applicable their affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each of their respective directors, shareholders, officers, agents, servants, employees, attorneys, financial advisors, branches, affiliates, subsidiaries, predecessors, successors and assigns and all persons, firms, corporations, and other representatives and organizations acting on any of their behalves in their capacities as such.

The provisions of this paragraph shall survive the termination of this Amendment and the Loan Documents.

10.      Bankruptcy.

(a)        In entering into this Amendment, Borrower, Administrative Agent and Lenders hereby stipulate, acknowledge and agree that Administrative Agent and Lenders gave up valuable rights and agreed to extend the Termination Date of the Loan in exchange for the promises, representations, acknowledgments and warranties of Borrower as contained herein and that Administrative Agent and Lenders would not have entered into this Amendment but for such promises, representations, acknowledgments, agreements, and warranties, all of which have been accepted by Administrative Agent and the Lenders in good faith, the breach of which by Borrower in any way, at any time, now or in the future, would admittedly and confessedly constitute cause for dismissal of any such bankruptcy petition pursuant to 11 U.S.C. § 1112(b).

(b)        As additional consideration for Administrative Agent and Lenders agreeing to extend the Termination Date of the Loan, Borrower and the Owners agrees that in the event a bankruptcy petition under any Chapter of the Bankruptcy Code (11 U.S.C. §101, et seq.) is filed by or against Borrower or any Owner at any time after the execution of this Amendment, Administrative Agent shall be entitled to the immediate entry of an order from the appropriate bankruptcy court granting Administrative Agent complete relief from the automatic stay imposed by §362 of the Bankruptcy Code (11 U.S.C. §362) to exercise its foreclosure and other rights, including, but not limited to, obtaining a foreclosure judgment and foreclosure sale, upon the filing with the appropriate court of a motion for relief from the automatic stay with a copy of this Amendment attached thereto. Borrower and the Owners specifically agree (i) that upon filing a motion for relief from the automatic stay, Administrative Agent shall be entitled to relief from the stay without the necessity of an evidentiary hearing and without the necessity or requirement of Administrative Agent to establish or prove the value of any property, the lack of adequate protection of its interest in the property, or the lack of equity in the property; (ii) that the lifting of the automatic stay hereunder by the appropriate bankruptcy court shall be deemed to be “for cause” pursuant to §362(d)(1) of the Bankruptcy Code (11 U.S.C. §362(d)(1)); and (iii) that neither Borrower nor and Owner will directly or indirectly oppose or otherwise defend against Administrative Agent’s efforts to gain relief from the automatic stay. Any contrary action taken by Borrower or any Owner with respect to the matters set forth in this sub-section (b) shall be deemed to be in bad faith and is agreed to constitute violations of Federal Rules of Civil Procedure 11 and Bankruptcy Rule 9011. This provision is not intended to preclude Borrower and/or any Owner from filing for protection under any Chapter of the Bankruptcy Code. The remedies prescribed in this paragraph are not exclusive and shall not limit Administrative Agent’s or the Lenders’ rights under the Loan Documents, this Amendment or under any law.

(c)        Borrower and Owners are sophisticated real estate developers and have been represented by independent counsel in negotiating and entering into this Amendment, and agreeing to the waivers set forth in this Section 10, and all of the above terms and conditions have been freely bargained for and are all supported by reasonable and adequate consideration and the provisions herein are material inducements for Administrative Agent and the Lenders entering into this Amendment.

(d)        For the purposes of this Section 10, a “Proceeding” shall mean: (a) any voluntary or involuntary case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors, generally or any substantial portion of its creditor; undertaken under U.S. Federal, state, or foreign law, including the Bankruptcy Code.

(e)        The provisions of this Section 10 shall survive the expiration or earlier termination of this Amendment.

11.      Taking Possession or Control of the Property; Appointment of Receiver.    As a matter of right without regard to the adequacy of the security or the solvency of Borrower, or any Owner, and to the extent permitted by applicable law without notice to Borrower or Owners, upon a default under this Amendment or under the Loan Documents, Administrative Agent shall be entitled, upon application to a court of competent jurisdiction, to the immediate appointment of a receiver for all or any part of any Mortgage Collateral and the rents, issues, profits, revenues, income or other benefits of all or any part of the Mortgage Collateral, whether such receivership may be incidental to a proposed sale of any part of the Mortgage Collateral or otherwise, and Borrower and Owners hereby consent to the appointment of such a receiver and agree that such receiver shall have all of the rights and powers granted to Administrative Agent pursuant to the Loan Documents. In addition, to the extent permitted by applicable law, and with or without the appointment of a receiver, or an application therefor, upon a default under this Amendment or the Loan Documents, Administrative Agent may (a) enter upon, and take possession of, and Borrower and Owners shall surrender actual possession of, the Mortgage Collateral or any part thereof, without notice to Borrower or Owners and without bringing any legal action or proceeding, or, if necessary by force, legal proceedings, ejectment or otherwise, and (b) remove and exclude Borrower, Owners and their agents and employees therefrom.

12.      Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument; and any signature page from any such counterpart or any electronic facsimile thereof may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

13.      Costs and Expenses.    Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of Administrative Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Amendment, and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Administrative Agent and Lenders, and Borrower agrees to take such further action as Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Documents.

14.        Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois.

15.        Binding; Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

16.        Ratification.    The Loan Documents, as herein amended, remain in full force and effect in accordance with their respective terms, and Borrower and Administrative Agent hereby ratify and affirm the same. Borrower acknowledges that it is fully obligated under the terms of the Loan Documents, that it has no offsets or defenses with respect to its obligations thereunder, and that it has no claims or counterclaims against Administrative Agent or any of the Lenders, whether related to the Loan or otherwise.

17.        No Novation.    Borrower, Administrative Agent, and Lenders hereby agree that nothing herein or in the other Loan Documents, as modified hereby, shall in any way waive Administrative Agent’s or Lenders’ rights, powers or remedies under the Loan Documents; (ii) shall in any way limit, impair or prejudice Administrative Agent or Lenders from exercising any past, present or future right, power or remedy from and after the date hereof under the Loan Documents; and (iii) shall not constitute or be deemed to be a novation of the indebtedness evidenced and secured by the Loan Documents.

18.        Credit Verification.    Each legal entity obligated under the Loan, whether as Borrower, an Owner, a general partner of an Owner or in any other capacity, hereby authorizes Administrative Agent to check any credit references and obtain credit reports from credit reporting agencies of Administrative Agent’s choice in connection with any monitoring, collection or future transaction concerning the Loan, including any modification, extension or renewal of the Loan.

19.        Incorporation of Recitals.    The recitals set forth at the beginning of this Amendment are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Amendment.

20.        Conditions Precedent.    The conditions precedent to the effectiveness of this Amendment and the closing the loan modification contemplated by this Amendment are set forth in that certain Closing Requirements and Checklist – Fourth Loan Modification, which lists items required by Administrative Agent for the closing of said modification of the Loan.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Borrower and Administrative Agent have executed and sealed this Amendment as of the day and year first above written.

BORROWER:

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, its Manager

	By:	/s/ Kevin A. Hoover	(Seal)
Kevin A. Hoover
President

[Signatures continued on following page]

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), as Administrative Agent

By:	/s/ Lissette Rivera-Pauley
Lissette Rivera-Pauley
Vice President

[BANK SEAL]

[Signatures continued on following page]

The undersigned is the sole “Lender” under the Credit Agreement and pursuant to Section 15.1 of the Credit Agreement hereby consents to the foregoing Amendment.

Executed under seal as of the date of the Amendment.

LENDER:

BANK OF AMERICA, N.A., a national banking association (as successor by merger to LaSalle Bank National Association), as Lender

By:	/s/ Lissette Rivera-Pauley
Lissette Rivera-Pauley
Vice President

[BANK SEAL]

SCHEDULE 1

RELEASES

Administrative Agent shall release the lien of a Mortgage which secures the Loan on the following terms and conditions:

(a)    Borrower will remit a release payment to Administrative Agent, in addition to the payment of all other costs, fees and expenses associated with the release as indicated in subsection (b), below, equal to the greater of: (i) the Release Price set forth below relating to the applicable Mortgage Collateral, or (ii) the gross proceeds received in connection with the sale of the Mortgage Collateral being sold based on a bona fide arms length sale, net of only reasonable closing costs and broker’s commissions customarily paid by the seller in the jurisdiction where the Mortgage Collateral is located;

Property	Release Price
6000 Nathan Lane, Plymouth, Minnesota	$16,946,284.00
3000 Park Lane, Pittsburgh, Pennsylvania	$15,953,716.00

(b)        Borrower shall prepare at its sole cost and expense all documents and instruments for the release of such Mortgage Collateral, which documents and instruments shall be in form and substance reasonably satisfactory to Administrative Agent, and Borrower shall pay all costs, fees and expenses incurred in connection with all such sales and releases;

(c)        Administrative Agent shall not be obligated to grant the release of any portion of the Mortgage Collateral unless following such release the DSC 1.40 Test (as defined below) and the Loan-To-Value Requirement will be satisfied; and

(d)        Administrative Agent shall not be obligated to grant the release of any portion of the Mortgage Collateral if there exists any Event of Default under the Loan Documents.

As used herein the term DSC 1.40 Test means a test that is satisfied when the ratio of (i) the aggregate Annualized Net Operating Income attributable to the Mortgage Collateral to remain as security for the Loan following the proposed release to (ii) the Annualized Hypothetical Debt Service is equal to or greater than 1.40:1.00. As used herein, the term “Annualized Net Operating Income” means (i) the aggregate rent actually payable by tenants in occupancy of space under all Operating Leases (as defined in the Credit Agreement) as of the relevant date for the three (3) most recent consecutive calendar months ending on or prior to such relevant date, annualized, less (ii) the aggregate reasonable and customary expenses attributable to the ownership and operation of the Mortgage Collateral (to the extent not required to be paid by tenants directly) for the applicable period, annualized; such annualized expenses shall exclude debt service on the Loan but shall include an amount equal to $0.20 per net rentable square foot for capital reserves (or actual reserves, if greater), an annual management fee equal to three percent (3%) of gross income (or actual management fee, if greater) and annual taxes and insurance premiums. Administrative Agent’s determination of Annualized Net Operating Income shall be binding and conclusive in the absence of manifest error. As used herein, the term “Annualized Hypothetical Debt Service” means the annual aggregate installments of principal and interest that would be due and payable on the Loan if the aggregate Commitments of all Lenders as of the relevant date were amortized over a period of thirty (30) years at a fixed rate of interest equal to eight percent (8%) per annum.

Administrative Agent’s determination of Annualized Hypothetical Debt Service shall be binding and conclusive in the absence of manifest error.

SCHEDULE 9.16a

INSURANCE INFORMATION FOR MORTGAGE COLLATERAL

(SEE ATTACHED)

2118330

WELLS MID-HORIZON VALUE ADDED FUND I

FOURTH CONSOLIDATED AMENDATORY AGREEMENT

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE	DATE (MM/DD/YYYY) 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
PRODUCER NAME, CONTACT PERSON AND ADDRESS	PHONE (A/C, NO, Ext):	(404) 261-3400	COMPANY NAME AND ADDRESS		NAIC NO: 19437
	FAX - (A/C, No):	(404) 264-3002	Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
E-MAIL ADDRESS:
Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA
CODE:	SUB CODE:
AGENCY CUSTOMER ID #: 570000025815			IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA			LOAN NUMBER		POLICY NUMBER 17727802
			EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL
			3/1/2009	3/1/2010	TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)			THIS REPLACES PRIOR EVIDENCE DATED
PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION Full Named Insured: Wells VAF-6000 Nathan Lane, LLC. LaSalle Bank National Association is Mortgagee/Loss Payee as respects its interests in referenced location.

COVERAGE INFORMATION CAUSE OF LOSS FORM	BASIC	BROAD	X	SPECIAL	OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE:			$100,000,000			DED: $50,000
	YES	NO
BUSINESS INCOME / RENTAL VALUE	X		If YES,	LIMIT:	X	Actual Loss Sustained # of months: 12
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC
IS COVERAGE PROVIDED FOR “CERTIFIED ACTS” ONLY?	X		If YES,	SUB LIMIT:	$100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES,	LIMIT:		DED:
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES,	SUB LIMIT:		DED:
COVERAGE FOR MOLD			If YES,	LIMIT:		DED:
MOLD EXCLUSION (If “YES”, specify organization’s form used)	X
REPLACEMENT COST	X
AGREED AMOUNT	X		Expiration Date: 3/1/2010
COINSURANCE			If YES,	%
EQUIPMENT BREAKDOWN (If Applicable)			If YES,	LIMIT:		DED:
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES,	LIMIT:		DED:
EARTHQUAKE (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES,	LIMIT:		DED:
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X
REMARKS - Including Special Conditions (Use additional sheets if more space is required)
See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.
CANCELLATION
THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
ADDITIONAL INTEREST

NAME AND ADDRESS		LENDER SERVICING AGENT NAME AND ADDRESS
LaSalle Bank National Association Attn: Dylan Fant P O Box 410008 Chicago, IL 60641-0008 USA
X	MORTGAGEE	AUTHORIZED REPRESENTATIVE
X	LOSS PAYEE

ACORD 28 (2003/10)	© ACORD CORPORATION 2003

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100%    Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100%    Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100%    Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40%    American Guarantee and Liability Ins Co, Pol # XPP9382327-00

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FDP4321856

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40%    Empire Indemnity, Pol # 900147UX1

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol # 09SSP1329926002 / 25% Steadfast Pol # CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Princeton E&S, Pol # 78A3XP0000157-01

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

Certificate No :                                                 570035096606

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form.    Replacement Cost Valuation.    Agreed Amount/Coinsurance waived.

Business Income/Rents - included in Loss Limit.    Actual Loss Sustained / Extended Period of Indemnity:    365 Days.

Certified & Non-Certified Terrorism included.

Demolition/Increased Cost of Construction:    $100,000,000.

Debris Removal:    Greater of 25% of Physical Damage Loss or $50,000,000.

Flood / 100-year flood zone:    $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.

Flood / Other locations:    $100,000,000 ea occ & aggregate, subj to $50,000 deductible.

Named Windstorm including Flood as a result of Named Windstorm Deductible:    2% of TIV subj to $250,000 minimum.

Earthquake / CA:    $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.

Earthquake / AK,HI:    $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / Pacific NW:    $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.

Earthquake / New Madrid States:    $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / All other states:    $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000.    Deductible:    $50,000.

Certificate No :                                                 570035096606

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 06/24/2009
PRODUCER
Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
PHONE - (404) 261-3400 FAX - (404) 264-3002	INSURERS AFFORDING COVERAGE	NAIC #
INSURED	INSURER A: Federal Insurance Company	20281
Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	INSURER B: National Union Fire Ins Co of Pittsburgh	19445
INSURER C:
INSURER D:
INSURER E:
COVERAGES	SIR applies per terms and conditions of the policy

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED
INSR LTR	ADD’L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY	74996133	03/01/09	03/01/10	EACH OCCURRENCE	$1,000,000
☒	COMMERCIAL GENERAL LIABILITY	DAMAGE TO RENTED	$1,000,000
☐	CLAIMS MADE	☒ OCCUR	PREMISES (Ea occurrence)
☒	Per Location Aggregate	MED EXP (Any one person)	$5,000
☐	PERSONAL & ADV INJURY	$1,000,000
GEN’L AGGREGATE LIMIT APPLIES PER:	GENERAL AGGREGATE	$2,000,000
☐	POLICY	☐ PROJECT	☒ LOC	PRODUCTS - COMP/OP AGG	$2,000,000

AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT
☐	ANY AUTO	(Ea accident)
☐	ALL OWNED AUTOS	BODILY INJURY
☐	SCHEDULED AUTOS	(Per person)
☐	HIRED AUTOS	BODILY INJURY
☐	NON OWNED AUTOS	(Per accident)
☐	PROPERTY DAMAGE
☐	(Per accident)
GARAGE LIABILITY	AUTO ONLY - EA ACCIDENT
☐	ANY AUTO	OTHER THAN AUTO ONLY:	EA ACC
☐	AGG
B	EXCESS/UMBRELLA LIABILITY	BE5686374	03/01/09	03/01/10	EACH OCCURRENCE	$25,000,000
☒	OCCUR	☐ CLAIMS MADE	AGGREGATE	$25,000,000

☐	DEDUCTIBLE
☒	RETENTION	$10,000
WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY	WC STATU- TORY LIMITS	OTHER
ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED?	E.L. EACH ACCIDENT
If yes, describe under SPECIAL PROVISIONS below	E.L. DISEASE-EA EMPLOYEE
E.L. DISEASE-POLICY LIMIT
OTHER
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS Evidence of Coverage.
CERTIFICATE HOLDER	CANCELLATION
EVIDENCE OF COVERAGE XXXXXXXXXXXXX XXXXXXXXXXXXX XXXXXXXXXXXX GA 30303 USA

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
ACORD 25 (2001/08)	ACORD CORPORATION 1988

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 06/24/2009
PRODUCER
Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
PHONE - (404) 261-3400 FAX - (404) 264-3002	INSURERS AFFORDING COVERAGE	NAIC #
INSURED	INSURER A: Federal Insurance Company	20281
Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	INSURER B: National Union Fire Ins Co of Pittsburgh	19445
INSURER C:
INSURER D:
INSURER E:
COVERAGES	SIR applies per terms and conditions of the policy

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

LIMITS SHOWN ARE AS REQUESTED
INSR LTR	ADD’L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY	74996133	03/01/09	03/01/10	EACH OCCURRENCE	$1,000,000
☒	COMMERCIAL GENERAL LIABILITY	DAMAGE TO RENTED	$1,000,000
☐	CLAIMS MADE	☒ OCCUR	PREMISES (Ea occurrence)
☒	Per Location Aggregate	MED EXP (Any one person)	$5,000
☐	PERSONAL & ADV INJURY	$1,000,000
GEN’L AGGREGATE LIMIT APPLIES PER:	GENERAL AGGREGATE	$2,000,000
☐	POLICY	☐ PROJECT	☒ LOC	PRODUCTS - COMP/OP AGG	$2,000,000

AUTOMOBILE LIABILITY	COMBINED SINGLE LIMIT
☐	ANY AUTO	(Ea accident)
☐	ALL OWNED AUTOS	BODILY INJURY
☐	SCHEDULED AUTOS	(Per person)
☐	HIRED AUTOS	BODILY INJURY
☐	NON OWNED AUTOS	(Per accident)
☐	PROPERTY DAMAGE
☐	(Per accident)
GARAGE LIABILITY	AUTO ONLY - EA ACCIDENT
☐	ANY AUTO	OTHER THAN AUTO ONLY:	EA ACC
☐	AGG
B	EXCESS/UMBRELLA LIABILITY	BE5686374	03/01/09	03/01/10	EACH OCCURRENCE	$25,000,000
☒	OCCUR	☐ CLAIMS MADE	AGGREGATE	$25,000,000

☐	DEDUCTIBLE
☒	RETENTION	$10,000
WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY	WC STATU- TORY LIMITS	OTHER
ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED?	E.L. EACH ACCIDENT
If yes, describe under SPECIAL PROVISIONS below	E.L. DISEASE-EA EMPLOYEE
E.L. DISEASE-POLICY LIMIT
OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Full Named Insured:    Wells VAF-6000 Nathan Lane.    LaSalle Bank National Association is Additional Insured as respects its interests in referenced location.

CERTIFICATE HOLDER	CANCELLATION
LaSalle Bank National Association Attn: Dylan Fant P O Box 410008 Chicago, IL 60641-0008 USA

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
ACORD 25 (2001/08)	ACORD CORPORATION 1988

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE	DATE (MM/DD/YYYY) 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
PRODUCER NAME, CONTACT PERSON AND ADDRESS	PHONE (A/C, NO, Ext):	(404) 261-3400	COMPANY NAME AND ADDRESS		NAIC NO: 19437
	FAX - (A/C, No):	(404) 264-3002	Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
E-MAIL ADDRESS:
Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA
CODE:	SUB CODE:
AGENCY CUSTOMER ID #: 570000025815			IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA			LOAN NUMBER		POLICY NUMBER 17727802
			EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL
			3/1/2009	3/1/2010	TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)			THIS REPLACES PRIOR EVIDENCE DATED
PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION Evidence of Coverage.

COVERAGE INFORMATION CAUSE OF LOSS FORM	BASIC	BROAD	X	SPECIAL	OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE:			$100,000,000			DED: $50,000
	YES	NO
BUSINESS INCOME / RENTAL VALUE	X		If YES,	LIMIT:	X	Actual Loss Sustained # of months: 12
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC
IS COVERAGE PROVIDED FOR “CERTIFIED ACTS” ONLY?	X		If YES,	SUB LIMIT:	$100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES,	LIMIT:		DED:
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES,	SUB LIMIT:		DED:
COVERAGE FOR MOLD			If YES,	LIMIT:		DED:
MOLD EXCLUSION (If “YES”, specify organization’s form used)	X
REPLACEMENT COST	X
AGREED AMOUNT	X		Expiration Date: 3/1/2010
COINSURANCE			If YES,	%
EQUIPMENT BREAKDOWN (If Applicable)			If YES,	LIMIT:		DED:
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES,	LIMIT:		DED:
EARTHQUAKE (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES,	LIMIT:		DED:
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X
REMARKS - Including Special Conditions (Use additional sheets if more space is required)
See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.
CANCELLATION
THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
ADDITIONAL INTEREST

NAME AND ADDRESS	LENDER SERVICING AGENT NAME AND ADDRESS
EVIDENCE OF COVERAGE XXXXXXXXXX XXXXXXXXXX XXXXXXXXXXXX GA 30303 USA
MORTGAGEE	AUTHORIZED REPRESENTATIVE
LOSS PAYEE

ACORD 28 (2003/10)	© ACORD CORPORATION 2003

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100%    Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100%    Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100%    Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40%    American Guarantee and Liability Ins Co, Pol # XPP9382327-00

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FD4321856

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40%    Empire Indemnity, Pol # 900147UX1

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Princeton E&S, Pol # 78A3XP0000157-01

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

Certificate No :                                                 570035096890

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form.    Replacement Cost Valuation.    Agreed Amount/Coinsurance waived.

Business Income/Rents - included in Loss Limit.    Actual Loss Sustained / Extended Period of Indemnity:    365 Days.

Certified & Non-Certified Terrorism included.

Demolition/Increased Cost of Construction:    $100,000,000.

Debris Removal:    Greater of 25% of Physical Damage Loss or $50,000,000.

Flood / 100-year flood zone:    $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.

Flood / Other locations:     $100,000,000 ea occ & aggregate, subj to $50,000 deductible.

Named Windstorm including Flood as a result of Named Windstorm Deductible:    2% of TIV subj to $250,000 minimum.

Earthquake / CA:    $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.

Earthquake / AK,HI:    $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / Pacific NW:    $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.

Earthquake / New Madrid States:    $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / All other states:    $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000.    Deductible:    $50,000.

Certificate No :                                                 570035096890

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE	DATE (MM/DD/YYYY) 06/24/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.
PRODUCER NAME, CONTACT PERSON AND ADDRESS	PHONE (A/C, NO, Ext):	(404) 261-3400	COMPANY NAME AND ADDRESS		NAIC NO: 19437
	FAX - (A/C, No):	(404) 264-3002	Lexington Insurance Company 1200 Abernathy Road NE Bldg 600 Atlanta GA 30328 USA
E-MAIL ADDRESS:
Aon Risk Services South, Inc. Atlanta GA Office 3565 Piedmont Rd NE, Blg1, #700 Atlanta GA 30305 USA
CODE:	SUB CODE:
AGENCY CUSTOMER ID #: 570000025815			IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA			LOAN NUMBER		POLICY NUMBER 17727802
			EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL
			3/1/2009	3/1/2010	TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)			THIS REPLACES PRIOR EVIDENCE DATED
PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION Full Named Insured: Wells VAF-3000 Park Lane, LLC. LaSalle Bank National Association is Mortgagee/Loss Payee as respects its interests in referenced location. Loan #9596864161.

COVERAGE INFORMATION CAUSE OF LOSS FORM	BASIC	BROAD	X	SPECIAL	OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE:			$100,000,000			DED: $50,000
	YES	NO
BUSINESS INCOME / RENTAL VALUE	X		If YES,	LIMIT:	X	Actual Loss Sustained # of months: 12
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above:
TERRORISM COVERAGE	X		Attach signed Disclosure Notice / DEC
IS COVERAGE PROVIDED FOR “CERTIFIED ACTS” ONLY?	X		If YES,	SUB LIMIT:	$100,000,000	DED:	$50,000
IS COVERAGE A STAND ALONE POLICY?			If YES,	LIMIT:		DED:
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES,	SUB LIMIT:		DED:
COVERAGE FOR MOLD			If YES,	LIMIT:		DED:
MOLD EXCLUSION (If “YES”, specify organization’s form used)	X
REPLACEMENT COST	X
AGREED AMOUNT	X		Expiration Date: 3/1/2010
COINSURANCE			If YES,	%
EQUIPMENT BREAKDOWN (If Applicable)			If YES,	LIMIT:		DED:
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Demolition Costs Incr Cost of Construction	X		If YES,	LIMIT:	$100,000,000	DED:	$50,000
- Incr. Cost of Construction			If YES,	LIMIT:		DED:
EARTHQUAKE (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
FLOOD (If Applicable)	X		If YES,	LIMIT:	$100,000,000	DED:	50000
WIND / HAIL (If Separate Policy)			If YES,	LIMIT:		DED:
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS	X
REMARKS - Including Special Conditions (Use additional sheets if more space is required)
See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.
CANCELLATION
THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
ADDITIONAL INTEREST

NAME AND ADDRESS				LENDER SERVICING AGENT NAME AND ADDRESS
LaSalle Bank National Association Attn: Dylan Fant P.O. Box 410008 Chicago, IL 60641-0008 USA
X	MORTGAGEE		Loan 9596864161	AUTHORIZED REPRESENTATIVE
X	LOSS PAYEE	X

ACORD 28 (2003/10)	© ACORD CORPORATION 2003

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

The following insurer is affording coverage in the $5,000,000 Primary Layer:

100%    Lexington Insurance Company, Pol #17727802

The following insurer is affording coverage in the $10MM xs $5MM layer:

100%    Federal Insurance Company, Pol # 35891290

The following insurer is affording coverage in the $10MM xs $15MM layer:

100%    Lexington Insurance Company, Pol # 17727802

The following insurers are affording coverage in the $25MM xs $25MM layer:

40%    American Guarantee and Liability Ins Co, Pol # XPP9382327-00

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Tokio Marine & Nichido Fire Insurance Company Ltd, Pol # FDP4321856

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

The following insurers are affording coverage in the $50MM xs $50MM layer:

40%    Empire Indemnity, Pol # 900147UX1

13%    XL Insurance America, Pol # US00007625PR09A

10.4% CVStarr (75% Lloyd’s Pol #09SSP1329926002 / 25% Steadfast Pol #CPP9192712)

10%    Allianz, Pol # CLP3010209

10%    Princeton E&S, Pol # 78A3XP0000157-01

10%    North American Specialty, Pol # ERX0000007-00

6.6%   GEP, Pol # GEP2280

Certificate No :                                                 570035097431

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Sammons

6200 The Corners Parkway

Atlanta GA 30392 USA

Program Design - March 1, 2009 - 2010

Special Causes of Loss form.    Replacement Cost Valuation.    Agreed Amount/Coinsurance waived.

Business Income/Rents - included in Loss Limit.    Actual Loss Sustained / Extended Period of Indemnity:    365 Days.

Certified & Non-Certified Terrorism included.

Demolition/Increased Cost of Construction:    $100,000,000.

Debris Removal:    Greater of 25% of Physical Damage Loss or $50,000,000.

Flood / 100-year flood zone:    $75,000,000 ea occ & aggregate, subj to $500,000 deductible ea bldg and $500,000 contents @ ea bldg.

Flood / Other locations:    $100,000,000 ea occ & aggregate, subj to $50,000 deductible.

Named Windstorm including Flood as a result of Named Windstorm Deductible:    2% of TIV subj to $250,000 minimum.

Earthquake / CA:    $75,000,000 ea occ & aggregate, subj to ded of 5% of TIV / $250,000 minimum.

Earthquake / AK,HI:    $100,000,000 ea occ & aggregate, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / Pacific NW:    $100,000,000 ea occ & aggregate, subj to ded of 3% of TIV/$250,000 minimum.

Earthquake / New Madrid States:    $100,000,000 ea occ & agg, subj to ded of 2% of TIV/$250,000 minimum.

Earthquake / All other states:    $100,000,000, subj to ded of $50,000.

Boiler & Machinery coverage included up to $100,000,000.    Deductible:    $50,000

Certificate No :                                                 570035097431

EXHIBIT A

Annual Budget

[SEE ATTACHED]

2118330

WELLS MID-HORIZON VALUE ADDED FUND I

FOURTH CONSOLIDATED AMENDATORY AGREEMENT

EXHIBIT B

[BORROWER’S LETTERHEAD]

MONTHLY EXPENSE STATEMENT

TO:  BANK OF AMERICA, N.A. (“Administrative Agent”)

LOAN NO.

PROJECT

LOCATION

BORROWER

FOR PERIOD ENDING

In accordance with the Fourth Consolidated Amendatory Agreement modifying the Loan between the Borrower and Administrative Agent, Borrower requests that $                                     be approved as the Project’s Monthly Operating Expenses for the month of              20    , and $                         be debited from Operating Account Number                                                   to be credited to Account No.                                 , in the name of Bank of America, N.A. f/b/o Wells Mid-Horizon Value-Added Fund 1, LLC.

1.	TOTAL TENANTS’ RENTS & OTHER REVENUE COLLECTED		$

2.	ALLOWED OPERATING EXPENSES AND FEES		$

3.	BALANCE DUE TO ADMINISTRATIVE AGENT		$

	a)	AMOUNT TO BE DEPOSITED IN TAX RESERVE ACCOUNT	$

AUTHORIZED SIGNER:

Dated:

NOTE: Attach all items required by Section 6(b) of the Fourth Consolidated Amendatory Agreement

EXHIBIT C

TAX RESERVE PAYMENTS

-61,000.00 Estimated Park Lane Taxes – due 3/2010
-725,000.00 Estimated Nathan Lane Taxes – 1/2 due 5/2010, 1/2 due 10/2010 (Brocade to cover 100% of 2010 taxes through 4/2010)	2009 were $720,755.64
-285,000.00 Estimated Remaining Park Lane Taxes – due 7/2010

	Parklane Reserve		Outflow	Escrow Balance
December				-
January	49,429			49,429
February	49,429			98,858
March	49,429		61,000	87,287
April	49,429			136,716
May	49,429			186,145
June	49,429			235,574
July	49,426		285,000	-
August				-
September				-
October				-
November				-
	346,000

	Nathan Lane Reserve		Outflow	Escrow Balance
December		25,000		25,000
January		26,296		51,296
February		26,296		77,592
March		26,296		103,888
April		26,296		130,184
May		259,628	362,500	27,312
June		230,004		257,316
July		26,296		283,612
August		26,296		309,908
September		26,296		336,204
October		26,296	362,500	-
November				-
		725,000